                                                                     Rule 497(b)
                                                              File No. 333-63885

                       UBS PRIVATE INVESTOR FUNDS, INC.
                             UBS VALUE EQUITY FUND
                             200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116

Dear Shareholder:

  Enclosed is a Notice of Meeting for a Special Shareholders Meeting which has been called for December 11, 1998 at 10:00 a.m., at the offices of UBS A.G., 10 East 50th Street, 11th Floor, New York, New York. The accompanying Prospectus/Proxy Statement details a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD!

  This meeting is critically important as you are being asked to consider and approve an Agreement and Plan of Reorganization which would result in an exchange of shares in your fund, the UBS Value Equity Fund (the "UBS Fund") of UBS Private Investor Funds, Inc. (the "Corporation") for the Brinson Class I shares ("Class I Shares") of beneficial interest of the U.S. Equity Fund (the "Brinson Fund"), a comparable fund managed by Brinson Partners, Inc. ("Brinson" or the "Advisor") that is a series of The Brinson Funds. On the date of the exchange, you will receive Class I Shares in the Brinson Fund equal in value to your investment in the UBS Fund of the Corporation. Thereafter, the value of your investment will fluctuate with market conditions and the investment performance of the Class I Shares of the Brinson Fund.

  The proposed reorganization is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, as further described in the accompanying Prospectus/Proxy Statement.

  This transaction is being proposed because of the recent merger of Union Bank of Switzerland, the corporate parent of the UBS Fund's investment advisor, and Swiss Bank Corporation, the corporate parent to the Brinson Fund's investment advisor, to form UBS A.G. In an effort to promote more efficient operations, to eliminate duplicate costs and redundant products, and to enhance the distribution of shares, UBS A.G. and Brinson proposed that the UBS Fund be reorganized into the Brinson Fund. The Brinson Fund has similar investment objectives and policies to the UBS Fund. In addition, the Trust possesses certain operating economies of scale which allow shareholders to enjoy a relatively low cost investment program while receiving a high level of service and communications.

  Please take the time to review this document and vote NOW! To ensure that your vote is counted, indicate your position on the enclosed proxy card(s). Sign and return your card(s) promptly. If you determine at a later date that you wish to attend the meeting, you may revoke your proxy and vote in person.

  Thank you for your attention to this matter.

                                          Sincerely,

                                          /s/ Paul J. Jasinski
                                          Paul J. Jasinski
                                          President

October 26, 1998

                       UBS PRIVATE INVESTOR FUNDS, INC.
                             UBS VALUE EQUITY FUND
                             200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 11, 1998

                               ----------------

To the Shareholders:

  NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of the UBS Value Equity Fund (the "UBS Fund") of the UBS Private Investor Funds, Inc. (the "Corporation") will be held at the offices of UBS A.G., 10 East 50th Street, 11th Floor, New York, New York on December 11, 1998, at 10:00 a.m., Eastern time, for the following purposes:

    1. To approve or disapprove an Agreement and Plan of Reorganization between the Corporation, on behalf of the UBS Fund, and The Brinson Funds (the "Trust"), on behalf of the U.S. Equity Fund, that provides for the acquisition of substantially all of the assets and liabilities of the UBS Fund in exchange for the Brinson Class I shares ("Class I Shares") of beneficial interest of the U.S. Equity Fund, (the "Brinson Fund"), the distribution of such shares to the shareholders of the UBS Fund, and the dissolution of the UBS Fund.

    2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

  The attached Prospectus/Proxy Statement provides more information concerning each of the foregoing matters, including the transaction contemplated by the Agreement and Plan of Reorganization. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A.

  Shareholders of record as of the close of business on October 21, 1998, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          /s/ Susan C. Mosher
                                          Susan C. Mosher
                                          Secretary

October 26, 1998

  IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY SO THAT A QUORUM MAY BE ENSURED.

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                       --------
COVER PAGE............................................................    Cover
SOLICITATION AND REVOCATION OF PROXIES AND VOTING INFORMATION.........        3
PRINCIPAL SHAREHOLDERS................................................        3
PROPOSAL 1: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.......        4
SUMMARY...............................................................        4
  Proposed Transaction................................................        4
  Voting Information..................................................        4
  Federal Income Tax Consequences.....................................        5
COMPARISONS OF SOME IMPORTANT FEATURES................................        5
  Investment Objectives and Policies..................................        5
  Management of the Corporation and the Trust.........................        5
  Fees and Expenses...................................................        5
  Distribution Services...............................................        6
  Pro Forma Fee Table for the UBS Fund and the Brinson Fund...........        7
  Purchase Price, Redemption Price, Exchanges, Dividends and
   Distributions......................................................        7
  Special Information Regarding the UBS Fund's Two-Tier Structure.....        8
  Risk Factors and Comparison of Policies.............................        9
REASONS FOR THE REORGANIZATION........................................        9
  The Merger of Union Bank of Switzerland and Swiss Bank Corporation..        9
  Reorganization......................................................       10
INFORMATION ABOUT THE REORGANIZATION..................................       10
  Method of Carrying Out the Reorganization...........................       10
  Conditions Precedent to Closing.....................................       11
  Expenses of the Transaction.........................................       11
  Federal Income Tax Consequences.....................................       11
  Description of the Class I Shares of the Brinson Fund...............       12
  Capitalization......................................................       13
COMPARISON OF INVESTMENT POLICIES AND RISKS...........................       13
  The Brinson Fund and the UBS Fund...................................       13
  Investment Policies.................................................       13
  Investment Restrictions.............................................       19
  Risk Factors........................................................       21
INFORMATION ABOUT THE BRINSON FUND....................................       23
INFORMATION ABOUT THE UBS FUND........................................       23
TRANSFER AGENT AND CUSTODIAN..........................................       23
SHAREHOLDER INQUIRIES.................................................       24
EXHIBIT A AGREEMENT AND PLAN OF REORGANIZATION........................      A-1
EXHIBIT B THE BRINSON FUNDS PROSPECTUS, DATED SEPTEMBER 15, 1998...... Attached
EXHIBIT C ANNUAL REPORT OF THE BRINSON FUNDS, DATED JUNE 30, 1998..... Attached

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                            DATED OCTOBER 26, 1998

                       ACQUISITION OF THE ASSETS OF THE
                           UBS VALUE EQUITY FUND OF
                       UBS PRIVATE INVESTOR FUNDS, INC.

             BY AND IN EXCHANGE FOR THE BRINSON CLASS I SHARES OF
                            THE U.S. EQUITY FUND OF
                               THE BRINSON FUNDS

  This Prospectus/Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of the UBS Private Investor Funds, Inc. (the "Corporation"). The Corporation is a series investment company with six series of shares. Each such series represents an interest in a separate investment portfolio, designated as the UBS Bond Fund, UBS High Yield Bond Fund, UBS Value Equity Fund (formerly UBS U.S. Equity
Fund), UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS International Equity Fund. This Prospectus/Proxy Statement relates solely to the UBS Value Equity Fund (the "UBS Fund"). The remaining five series of the Corporation, other than the UBS Fund, are referred to in this Prospectus/Proxy Statement as the "UBS Series," and the UBS Fund and the UBS Series are collectively referred to as the "UBS Funds."

  Proxies solicited will be voted at a Special Meeting of Shareholders to approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan"). The Agreement and Plan provides for the acquisition of substantially all of the assets and liabilities of the UBS Fund of the Corporation by the U.S. Equity Fund (the "Brinson Fund") of The Brinson Funds (the "Trust"), a series of the Trust which is managed by Brinson Partners, Inc. ("Brinson" or the "Advisor") and which has investment objectives and policies substantially similar to the UBS Fund, in exchange solely for the Brinson Class I shares ("Class I Shares") of beneficial interest of the Brinson Fund. Concurrently with the transaction proposed with respect to the UBS Fund, shareholders of each UBS Series will be approving an agreement and plan of reorganization relating to the sale of each UBS Series' assets and liabilities to another Trust series managed by Brinson with similar investment objectives and policies. A separate vote will be conducted for each of the UBS Funds, and the six reorganizations of the UBS Funds are independent of each other.

  Following such transfer, the Class I Shares of the Brinson Fund will be distributed to shareholders of the UBS Fund in liquidation of such Fund and individual shareholders of the UBS Fund will receive that number of the Class I Shares of the Brinson Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the UBS Fund. Thereafter, the Corporation will file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that it has ceased to be an investment company; provided that the shareholders of each UBS Series also approve the sale of each UBS Series' assets to a corresponding Trust series.

  The Trust consists of thirteen separate investment series: Global Fund, Global Equity Fund, Global Bond Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, U.S. Balanced Fund, U.S. Large Capitalization Equity Fund, U.S. Equity Fund, U.S. Bond Fund, Non-U.S. Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Fund and High Yield Bond Fund (individually, a "Trust Series" and collectively, the "Trust Series"). Each Trust Series offers three separate classes of shares, the Class I shares, the Class N shares, and the UBS Investment Funds class shares.

  The Brinson Fund is a diversified series of the Trust, with its principal offices located at 209 South LaSalle Street, Chicago, Illinois 60604-1295,
(800) 448-2430. The Brinson Fund has an investment objective which is substantially similar to that of the UBS Fund. The Brinson Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk, by investing primarily in equity securities of U.S. companies.

  The UBS Fund is a diversified series of the Corporation, with its principal offices located at 200 Clarendon Street, Boston, Massachusetts 02116, (888) 827-3863. The UBS Fund's investment objective is to provide long-term capital appreciation and the potential for a high level of current income with lower investment risk and volatility than is normally available from common stock funds. The UBS Fund seeks to achieve its investment objective by investing all of its investable assets in the UBS Value Equity Portfolio (the "UBS Portfolio"), a series of UBS Investor Portfolios Trust (the "UBS Trust"), a registered management investment company. The investment policies and restrictions and, consequently, the risks of investing in the Brinson Fund are substantially similar to those of the UBS Fund, but differ in certain respects as described more fully under "COMPARISON OF INVESTMENT POLICIES" in this Prospectus/Proxy Statement.

  This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Brinson Fund and the Trust that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the prospectus of the Brinson Fund dated September 15, 1998, and the Annual Report of the Trust relating to the Brinson Fund dated June 30, 1998, each of which is incorporated by reference into this Prospectus/Proxy Statement and attached hereto as Exhibits B and C, respectively. A Statement of Additional Information dated October 26, 1998, relating to this Prospectus/Proxy Statement, the transaction described herein and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC" or the "Commission") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of that Statement may be obtained without charge by writing to the address noted above or by calling
(800) 448-2430.

  A prospectus, statement of additional information, and annual report to shareholders, dated December 31, 1997, relating to the UBS Fund of the Corporation are also on file with the SEC (File numbers 33-64401; 811-07431), each of which is incorporated by reference herein and are available without charge upon request to the Corporation. This Prospectus/Proxy Statement will first be sent to shareholders on or about October 26, 1998.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION OR THE TRUST.

  SHARES OF THE UBS FUND AND THE BRINSON FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE UBS FUND AND THE BRINSON FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

         SOLICITATION AND REVOCATION OF PROXIES AND VOTING INFORMATION

  The enclosed proxy is solicited by and on behalf of the Board of Directors of the Corporation in connection with the Special Meeting of Shareholders of the UBS Fund to be held at the offices of UBS A.G., 10 East 50th Street, 11th Floor, New York, New York, on December 11, 1998 at 10:00 a.m. Eastern time (the "Meeting"), and at any or all adjournments thereof. You may revoke your proxy at any time before it is exercised by delivering a written notice to the Corporation expressly revoking your proxy, by signing and forwarding to the Corporation a later-dated proxy, or by attending the Meeting and casting your votes in person.

  The Corporation will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record by such persons. Such broker-dealer firms, custodians, nominees and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by UBS A.G. and will not be borne by the Trust or the Corporation. In addition to solicitations by mail, some of the officers and employees of UBS A.G., without additional remuneration, may conduct additional solicitations by telephone, telegraph and personal interviews.

  Shareholders of record of the UBS Fund at the close of business on October 21, 1998 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. On the Record Date, there were 167,266 outstanding shares of the UBS Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the UBS Fund held on the Record Date.

  The Board of Directors does not intend to bring any matters before the Meeting other than the proposal described below and is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxyholders for which discretion has been granted will vote shares in accordance with the views of management.

  In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal set forth in the Notice of Special Meeting of Shareholders are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" any proposal in favor of adjournment and will vote those proxies required to be voted "AGAINST" any such proposal against any adjournment.

  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes would be treated in the same manner with respect to the Trust.

  The proxyholders will vote all proxies received. It is the present intention that, absent contrary instructions, the enclosed proxy will be voted for the approval of the Agreement and Plan; and in the discretion of the proxyholders, upon such other matters not now known or determined as may legally come before the Meeting.

                            PRINCIPAL SHAREHOLDERS

  As of the Record Date, the following persons owned beneficially more than 5% of the outstanding voting shares of the UBS Fund:

                                                                SHARES  PERCENT
NAME AND ADDRESS                                                 HELD  OWNERSHIP
----------------                                                ------ ---------
UBS A.G........................................................ 99,950   59.76%
 Omnibus Reinvest Account
 10 East 50th Street
 New York, NY 10022
Charles E. Exley Jr. Trust..................................... 16,516    9.87
 2350 Kettering Tower
 Dayton, OH 45423

  As of the Record Date, the following persons owned beneficially more than 5% of the outstanding voting shares of the Brinson Fund:

                                                              SHARES    PERCENT
NAME AND ADDRESS                                               HELD    OWNERSHIP
----------------                                             --------- ---------
Wachovia Bank NA............................................ 4,399,617   12.27%
 US Organization Savings & Investment Plan
 P. O. Box 3073
 Winston Salem, NC 27150
Charles Schwab & Co., Inc. ................................. 4,367,297   12.19
 101 Montgomery Street
 San Francisco, CA 94104
UBS SA...................................................... 2,065,351    5.76
 Post Office Box
 CH-8010 Zurich, Switzerland

        PROPOSAL 1: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

                                    SUMMARY

  This summary of certain information contained in this Prospectus/Proxy Statement is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses of the UBS Fund and the Brinson Fund and the Agreement and Plan of Reorganization (the "Agreement and Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

  PROPOSED TRANSACTION. At meetings of the Board of Directors of the Corporation, the directors of the Corporation, including a majority of the directors who are not "interested persons" of the Corporation, as defined in the 1940 Act (the "Independent Directors"), considered and subsequently approved the Agreement and Plan providing for the transfer of substantially all of the assets and liabilities of the UBS Fund of the Corporation in exchange solely for the Class I Shares of beneficial interest of the Brinson Fund. (This proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") The value of Class I Shares issued by the Brinson Fund in connection with the Reorganization will equal the value of the net assets of the UBS Fund acquired by the Brinson Fund.

  Pursuant to the Agreement and the Plan, the Class I Shares issued by the Brinson Fund to the UBS Fund will be distributed to the shareholders of the UBS Fund in liquidation of the UBS Fund. As a result, shareholders of the UBS Fund will cease to be shareholders of such Fund and will instead be the owners of that number of full and fractional Class I Shares of the Brinson Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the UBS Fund on the closing date of the Reorganization.

  After presentations by representatives of Brinson and UBS A.G., the investment advisor to the UBS Portfolio of UBS Trust, discussing why, in their views, the proposal should be approved, the Board of Directors of the Corporation, including all of the Independent Directors present at the meetings at which the Reorganization was approved, concluded that the Reorganization is in the best interests of the shareholders of the UBS Fund and, therefore, recommended approval of the Agreement and Plan. The Board of Directors of the Corporation and the Board of Trustees of the Trust, respectively, also concluded that no dilution would result to the shareholders of the Corporation or the Trust as a result of the Reorganization.

  VOTING INFORMATION. Approval of the Agreement and Plan requires the favorable vote of the holders of a majority of the outstanding shares of the UBS Fund entitled to vote.

  Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the UBS Fund held on the Record Date. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN.

  FEDERAL INCOME TAX CONSEQUENCES. Consummation of the Reorganization is subject to the receipt of a tax opinion by counsel to the Trust substantially to the effect that, among other things, no gain or loss will be recognized by the UBS Fund or its shareholders for federal income tax purposes as a result of such Reorganization; the holding period and aggregate tax basis of Class I Shares of the Brinson Fund received by a shareholder of the UBS Fund will be the same as the holding period and aggregate tax basis of the shareholder's shares of the UBS Fund; and the holding period and tax basis of the assets of the UBS Fund in the hands of the Brinson Fund as a result of the Reorganization generally will be the holding period and tax basis of those assets in the hands of the UBS Fund from which they were acquired immediately prior to the Reorganization. It is anticipated that the Brinson Fund will continue to hold the investable assets of the UBS Fund with disposition of such assets only in the normal course of business.

                    COMPARISONS OF SOME IMPORTANT FEATURES

  INVESTMENT OBJECTIVES AND POLICIES. The Brinson Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk, by investing primarily in equity securities of U.S. companies. In seeking to achieve its investment objective, the Brinson Fund may invest in a wide range of equity securities.

  Similarly, the investment objective of the UBS Fund is to seek to provide long-term capital appreciation and the potential for a higher level of current income with lower investment risk and volatility than is normally available from common stock funds. Unlike the Brinson Fund, however, the UBS Fund seeks to achieve its investment objective by investing all of its investable assets in the corresponding UBS Portfolio, a series of the UBS Trust, a separate registered investment company, which UBS Portfolio has the same investment objective and policies as the UBS Fund.

  MANAGEMENT OF THE CORPORATION AND THE TRUST. Similar to the Corporation and its Board of Directors, the management of the business and affairs of the Trust is the responsibility of its Board of Trustees. The Corporation is organized as a corporation under the laws of the State of Maryland, and the Trust is organized as a business trust under the laws of the State of Delaware. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust.

  The Corporation, on behalf of the UBS Fund, has not retained the services of an investment adviser since the UBS Fund seeks to achieve its investment objective by investing all of its investable assets in the UBS Portfolio. UBS A.G., a universal bank organized under the laws of and having its principal executive offices in Switzerland, through its New York office, located at 10 East 50th Street, New York, New York 10022 (the "UBS Advisor"), serves as the investment advisor of the UBS Portfolio pursuant to an investment advisory agreement.

  The Brinson Fund invests its assets directly in portfolio securities and is advised and managed by Brinson, 209 South LaSalle Street, Chicago, Illinois 60604-1295. Brinson is a wholly-owned subsidiary of UBS A.G.

  FEES AND EXPENSES. Pursuant to the UBS Trust's investment advisory agreement, the UBS Portfolio pays the UBS Advisor a fee for its services, calculated daily and paid monthly, equal on an annual basis to a rate of 0.60% of the UBS Portfolio's average daily net assets. The UBS Advisor has voluntarily agreed to waive its fees and reimburse the UBS Fund and the UBS Portfolio for any of their respective operating expenses to the extent that the UBS Fund's total operating expenses (including its share of the UBS Portfolio's expenses) exceed, on an annual basis, 1.00% of the UBS Fund's average daily net assets.

  Pursuant to its investment advisory agreement with the Advisor, the Trust, on behalf of the Brinson Fund, is obligated to pay to Brinson a monthly fee at the annual rate of 0.70% of the Brinson Fund's average daily net assets, subject to certain fee waivers and expense reimbursements as further described below. The Advisor has irrevocably agreed to waive its fees and to reimburse certain expenses of the Brinson Fund so that the Fund's total operating expenses never exceed 0.80% of the Brinson Fund's average net assets.

  The UBS Portfolio employs IBT Trust and Custodial Services (Ireland) LMTD ("IBT Ireland"), a subsidiary of Investors Bank and Trust Company ("Investors Bank"), and the UBS Fund employs Investors Bank, as administrators, respectively, under administration agreements (collectively, the "UBS Administration

Agreements") to provide certain administrative services to the UBS Portfolio and the UBS Fund. The services provided by IBT Ireland and Investors Bank under the UBS Administration Agreements include certain accounting, clerical, and bookkeeping services, blue sky (for the UBS Fund only), corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. For the services Investors Bank provides under the administration agreement with the UBS Fund, the UBS Fund pays Investor Bank a fee which is calculated daily and paid monthly, equal, on an annual basis, to 0.065% of the UBS Fund's first $100 million average daily net assets and the 0.025% of the next $100 million average daily net assets. Investors Bank does not receive a fee from the UBS Fund on average daily net assets in excess of $200 million. For the services IBT Ireland provides under the administration agreement with the UBS Portfolio, the UBS Portfolio pays IBT Ireland a fee which is calculated daily and paid monthly, equal, on an annual basis, to 0.07% of the UBS Portfolio's first $100 million average daily net assets and 0.05% of the average daily net assets in excess of $100 million.

  The Brinson Fund receives administrative services pursuant to a Multiple Series Agreement (the "Services Agreement") entered into by the Trust, on behalf of each Trust Series, including the Brinson Fund, and The Chase Manhattan Bank ("Chase"), pursuant to which Chase is required to provide general administrative, accounting, portfolio evaluation, transfer agency and custodian services to the Trust Series, including the coordination and monitoring of any third party service providers. As authorized under the Services Agreement, Chase has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to each Trust Series.

  For its administrative, accounting, transfer agency and custodian services, Chase receives the following as compensation from the Trust on an annual basis: 0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. Chase receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any Trust Series into any other investment company sponsored or managed by the Advisor and assets of a Trust Series that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by Chase and any third party service provider in providing such services. Pursuant to the CGFSC Agreement, Chase pays CGFSC for services that CGFSC provides to Chase in fulfilling Chase's obligations under the Services Agreement.

  The annualized ratio of operating expenses to average net assets for the UBS Fund for the fiscal year ended December 31, 1997, and the annualized ratio of operating expenses to average net assets for the six month period ended June 30, 1998, were 0.97% and 1.00%, respectively, which (i) includes the UBS Fund's share of the UBS Portfolio's expenses, and (ii) are net of fee waivers and expense reimbursements. In the absence of fee waivers and expense reimbursements by the UBS Advisor, the ratios of total operating expenses to average net assets for the fiscal year ended December 31, 1997, and the six months ended June 30, 1998, would have been 1.86% and 1.67%, respectively.

  The ratio of operating expenses to average net assets for the Brinson Fund and the Class I Shares for the fiscal year ended June 30, 1998 were 0.80%. The Advisor has irrevocably agreed to waive its fees and to reimburse certain expenses of the Brinson Fund so that the Fund's total operating expenses never exceed 0.80% of the Brinson Fund's average net assets.

  DISTRIBUTION SERVICES. Pursuant to a Distribution Agreement, First Fund Distributors, Inc. ("First Fund") serves as the distributor of the UBS Fund's shares. First Fund does not receive a fee pursuant to the terms of the distribution agreement, but receives compensation from the Administrator. The address of First Fund is 4455 East Camelback Road, Phoenix, Arizona 85018. Pursuant to an underwriting agreement, Funds Distributor, Inc. ("FDI") acts as underwriter to the Trust to facilitate the filing of notices regarding the sale of the shares of the Trust. FDI's fees for such services are borne by the Advisor. The address of FDI is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

           PRO FORMA FEE TABLE FOR THE UBS FUND AND THE BRINSON FUND

                              AS OF JUNE 30, 1998
                                  (UNAUDITED)

                                              ACTUAL
                                     ------------------------     PRO FORMA
                                     UBS FUND/1/ BRINSON FUND AFTER TRANSACTION
                                     ----------- ------------ -----------------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases....     None         None           None
Sales Load Imposed on Reinvested
 Dividends.........................     None         None           None
Deferred Sales Load................     None         None           None
Redemption Fees....................     None         None           None
Exchange Fee.......................     None         None           None
ANNUAL FUND OPERATING EXPENSES
(as percentage of average net
 assets at June 30, 1998):
Management Fees (after fee waivers
 and reimbursements)...............     0.02%        0.70%          0.70%
12b-1 Fees.........................     None         None           None
Other Expenses (after fee waivers
 and reimbursements)...............     0.95%        0.10%          0.10%
Total Operating Expenses (after fee
 waivers and reimbursements).......     0.97%        0.80%          0.80%

--------
/1/The UBS Advisor had agreed to waive fees and reimburse the UBS Fund and the UBS Portfolio for any of their respective operating expenses to the extent that the UBS Fund's total operating expenses (including its share of the UBS Portfolio's expenses) exceed, on an annual basis, 1.00% of the UBS Fund's average daily net assets. If there were no waiver in effect, the UBS Portfolio's advisory fee would be equal, on an annual basis, to 0.60% of the UBS Portfolio's average daily net assets, and the total operating expenses of the UBS Fund would have been 1.86% for the fiscal year ended December 31, 1997.

EXAMPLE:

  Based on the level of expenses listed above after waivers and reimbursements, an investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
UBS Fund.......................................  $10     $32     $55     $122
Brinson Fund (after proposed transactions).....  $ 8     $26     $44     $ 99

  The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  PURCHASE PRICE, REDEMPTION PRICE, EXCHANGES, DIVIDENDS AND DISTRIBUTIONS. Shares of the UBS Fund and the Class I Shares of the Brinson Fund are sold on a continuous basis at their respective net asset values per share. The minimum initial investment in the UBS Fund is $25,000, except that the minimum initial investment is $10,000 for shareholders of another UBS Series. The minimum subsequent investment for all investors is $5,000. The minimum initial investment for employees of UBS A.G. or its affiliates is $5,000, and the minimum subsequent investment is $1,000. Certain tax deferred retirement plan programs (including Individual Retirement Accounts ("IRAs")) are subject to a minimum initial investment of $2,000, and subsequent investments must be $500.

  The minimum initial investment for Class I Shares of the Brinson Fund is $1,000,000. Subsequent investments for Class I Shares will be accepted in minimum amounts of $2,500. The minimum initial investment pursuant to an automatic investment plan is $1,000,000, with subsequent minimum investments of $500. The minimum purchase requirement for IRAs is $2,000. The Brinson Fund has agreed to waive the minimum initial investment requirement in connection with the Reorganization. The subsequent minimum investment requirement of $2,500 will be applied to UBS Fund shareholders who make additional investments after the Reorganization.

  Shares of the UBS Fund, the UBS Portfolio and the Brinson Fund may be redeemed at their respective net asset values per share. With respect to the Brinson Fund, redemptions in excess of $250,000 or 1% of net assets in any 90-day period may be subject to certain conditions.

  Shares of the UBS Fund may be exchanged for shares of the UBS Series, subject to certain limitations, as provided in the UBS Fund's prospectus. Class I Shares of the Brinson Fund may be exchanged for shares of the same class of any other Trust Series, subject to certain limitations, as provided in the Brinson Fund's prospectus. While the Corporation has five other series of shares with which the UBS Fund shareholders may exchange their shares, the Trust has twelve other series of shares with which the Brinson Fund shareholders may exchange their shares.

  The UBS Fund and the Brinson Fund have policies of distributing substantially all of their net investment income and net capital gains to their respective shareholders. The UBS Fund declares and pays dividends annually. The Brinson Fund distributes its net investment income semi-annually in June and December, and distributes annually in December substantially all of its net long-term capital gains and any undistributed net short-term capital gains realized during the period. Any aggregate net capital gains realized from the sale of portfolio securities of the UBS Fund and the Brinson Fund are distributed at least once each year unless they are used to offset capital losses carried forward from prior years, in which case no capital gains will be distributed to the extent they offset such capital losses. Dividends and capital gains distributions are automatically reinvested by the UBS Fund and the Brinson Fund in additional shares at the then current net asset value, unless and until the shareholder requests to receive them in cash.

  SPECIAL INFORMATION REGARDING THE UBS FUND'S TWO-TIER STRUCTURE. An investment in the UBS Fund is subject to certain special considerations due to the UBS Fund's two-tier structure, whereby it invests all of its assets in the corresponding UBS Portfolio of the UBS Trust and the UBS Portfolio invests directly in securities. The following discussion summarizes the considerations that are present in a two-tier fund structure. These considerations do not apply to an investment in the Brinson Fund.

  In addition to selling beneficial interests to the UBS Fund, the UBS Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the UBS Portfolio on the same terms and conditions and will pay a proportionate share of the UBS Portfolio's expenses. However, the other investors investing in the UBS Portfolio are not required to sell their shares at the same public offering price as the UBS Fund due to variations in pricing structures and other operating expenses. These differences may result in differences in returns experienced by investors in the different funds that invest in the UBS Portfolio. Such differences in returns, however, are also present in other mutual fund structures.

  Smaller funds investing in the UBS Portfolio may be materially affected by the actions of larger funds investing in the UBS Portfolio. For example, if a large fund withdraws from the UBS Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby lowering returns. Additionally, because the UBS Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, those possibilities also exist for traditionally structured funds that have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the UBS Portfolio could have effective voting control of its operations. Except as permitted by the SEC, whenever the UBS Fund is requested to vote on matters pertaining to the UBS Portfolio, the Corporation will hold a meeting of UBS Fund shareholders and will cast all of its votes proportionately as instructed by the UBS Fund's shareholders. UBS Fund shareholders who do not vote will not affect the UBS Fund's votes at the UBS Portfolio meeting. The percentage of the Corporation's votes representing the UBS Fund shareholders not voting will be voted by the Corporation in the same proportion as the UBS Fund shareholders who do, in fact, vote.

  Certain changes in the UBS Portfolio's investment objective, policies or restrictions, or a failure by the UBS Fund's shareholders to approve a change in the UBS Portfolio's investment objective or restrictions, may require the UBS Fund to withdraw its investments in the UBS Portfolio. Any such withdrawal could result in an in-kind distribution of portfolio securities (as opposed to a cash distribution) by the UBS Portfolio to the UBS Fund. In no event, however, will securities which are not readily marketable exceed 15% of the total value of such in-kind distribution. Such a distribution may result in a UBS Fund having a less diversified portfolio of investments or adversely affect the UBS Fund's liquidity, and the UBS Fund could incur brokerage, tax or other charges in converting such securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

  The UBS Fund may withdraw its investment in the UBS Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the UBS Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all the UBS Fund's assets in another pooled investment entity having the same investment objective and restrictions as the UBS Fund or the retaining of an investment Advisor to manage the UBS Fund's assets in accordance with its investment policies.

  RISK FACTORS AND COMPARISON OF POLICIES. Because of the similarities of the investment objectives and policies of the UBS Fund and the Brinson Fund, the investment risks associated with an investment in the UBS Fund are generally the same as those of the Brinson Fund. There are, however, some distinctions in the investment program of the UBS Fund and the Brinson Fund. For example,
(i) the UBS Fund seeks to achieve its investment objective by investing all of its investable assets in the UBS Portfolio, while the Brinson Fund invests directly in portfolio securities; (ii) the UBS Fund may invest in asset-backed securities and in the obligations of foreign banks, while the Brinson Fund may not invest in these types of securities; and (iii) the UBS Portfolio may purchase securities on a "when-issued" basis, while the Brinson Fund may not purchase securities in this manner. See "COMPARISON OF INVESTMENT POLICIES-- Risk Factors" below and the accompanying prospectus of the Brinson Fund.

                        REASONS FOR THE REORGANIZATION

  THE MERGER OF UNION BANK OF SWITZERLAND AND SWISS BANK CORPORATION. On June 29, 1998, pursuant to a merger agreement, dated December 6, 1997, Union Bank of Switzerland ("UBS") and Swiss Bank Corporation ("SBC"), each a universal bank organized under the laws of Switzerland, merged into UBS A.G., a newly-created entity organized under Swiss law. In conjunction with this transaction, UBS Brinson Inc., the current sub-investment advisor to certain other UBS Portfolios, was created by the merger of UBS Asset Management (New
York) Inc. and SBC Brinson Inc. (These transactions are collectively referred to as the "Merger.")

  As a result of the Merger, and in an effort to promote more efficient operations, to eliminate duplicate costs and redundant products, and to enhance the distribution of shares, UBS A.G. and Brinson proposed that the UBS Fund be reorganized into the Brinson Fund.

  The Advisor is an investment management firm managing, as of June 30, 1998, over $286 billion, primarily for pension and profit sharing institutional accounts. The Advisor was organized in 1989 when it acquired the institutional asset management business of the First National Bank of Chicago and First Chicago Investment Advisors N.A. On April 25, 1995, SBC purchased all of the outstanding stock of the Advisor's former corporate parent, Brinson Holdings, Inc. The Advisor and its predecessor entities have managed domestic and international assets since 1974 and global assets since 1982.

  REORGANIZATION. The Reorganization has been proposed by UBS A.G. and Brinson as a means of combining the UBS Fund with a fund managed by the Advisor with compatible investment objectives, policies, restrictions and portfolios. The sale of the assets of the UBS Fund to the Brinson Fund should enable the combined entity to obtain certain economies of scale with attendant savings in cost for the UBS Fund as further described below.

  At the same time, UBS A.G. presented and recommended for approval to the Corporation's Board of Directors agreements and plans of reorganization relating to the sale of assets and liabilities of each of the UBS Series to another Trust Series with similar investment objectives and policies. Such agreements and plans are subject to the separate approval by the shareholders of the respective UBS Series, and each of the six reorganizations is independent of the other.

  During the meetings at which the Agreement and Plan was presented to the Corporation's Board of Directors, the directors questioned the potential benefits to be gained by shareholders of the UBS Fund as well as any additional costs to be borne. In determining whether to recommend approval of the Reorganization to shareholders, the Board of Directors considered, among other factors: expense ratios of the Brinson Fund, as well as similar funds; the compatibility of the investment objectives, policies, restrictions and portfolios of the Brinson Fund with the UBS Fund; and the tax consequences of the Reorganization. Inquiry was also made as to fund administration and the availability of high quality shareholder services.

  During the course of its deliberations, the Corporation's Board of Directors also considered the fact that the expenses of the Reorganization will not be borne by the UBS Fund, the Corporation, the Brinson Fund or the Trust.

  In reaching the decision to recommend that shareholders of the UBS Fund vote to approve the Reorganization, the Board of Directors concluded that the Reorganization is in the best interests of the shareholders of the UBS Fund. The Board's conclusion was based on a number of factors, including that, as part of the Trust, which has higher aggregate net assets than the Corporation, shareholders should be able to obtain the benefits of economies of scale, permitting the reduction or elimination of certain duplicate costs and expenses which may result in lower overall expense ratios through the spreading of both fixed and variable costs of fund operations over a larger asset base. As a general rule, economies can be expected to be realized primarily with respect to fixed expenses. However, expenses that are based on the value of assets or the number of shareholder accounts, such as custody fees, would be largely unaffected by the Reorganization.

  In its deliberations, the Directors also considered that, as shareholders of the Trust, the Reorganization would provide shareholders with exchange privileges with respect to the Class I shares of the other twelve Trust Series, each with different investment objectives and policies. In addition, the Directors also determined that it may be detrimental for the UBS Fund to compete for the same investor assets as the Brinson Fund, each of which is either managed by UBS A.G. or indirectly managed by a subsidiary of UBS A.G.

  FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AGREEMENT AND PLAN. If the Agreement and Plan is not approved, the Board of Directors will consider other possible courses of action with respect to the UBS Fund, including dissolution and liquidation.

                     INFORMATION ABOUT THE REORGANIZATION

  The following summary of the Agreement and Plan of Reorganization does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement and Plan, a copy of which is attached hereto as Exhibit A.

  METHOD OF CARRYING OUT THE REORGANIZATION. Prior to the Reorganization, the UBS Portfolio will make a pro rata in-kind liquidating distribution of all of its assets to the UBS Fund and to each of its other shareholders.

  If the shareholders of the UBS Fund approve the Agreement and Plan, the reorganization of the UBS Fund will be consummated promptly after the various conditions to the obligations of each of the parties are satisfied. (See "Conditions Precedent to Closing.") Consummation of the Reorganization (the "Closing Date") will be on December 18, 1998, or such other date as is agreed to by the Corporation and the Trust, provided that the Agreement and Plan may be terminated by either party if the Closing Date does not occur on or before March 31, 1999.

  On the Closing Date, the UBS Fund will transfer substantially all of its assets and liabilities in exchange for the Class I Shares of the Brinson Fund having an aggregate net asset value equal to the aggregate value of assets and liabilities so transferred as of 4:00 p.m. Eastern time on the Closing Date. The stock transfer books of the Corporation with respect to the UBS Fund will be permanently closed as of 4:00 p.m. Eastern time on the Closing Date and only requests for redemption of shares of the UBS Fund received in proper form prior to 4:00 p.m. Eastern time on the Closing Date will be accepted by the Corporation. Redemption requests relating to the UBS Fund received by the Corporation thereafter shall be deemed to be redemption requests for shares of the Brinson Fund to be distributed to the former shareholders of the UBS Fund.

  The UBS Fund will distribute as of the Closing Date such Class I Shares of the Brinson Fund pro rata to its shareholders of record as of the close of business on the Closing Date. The number of shares shall be determined by dividing the aggregate net assets of the UBS Fund to be transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the UBS Fund and using market quotations determined by the UBS
Fund) by the net asset value per share of the Class I Shares of the Brinson Fund as of 4:00 p.m. Eastern time on the Closing Date.

  For example, on June 30, 1998, the net asset value of each share of the UBS Fund was $140.79. The net asset value of the Class I Shares of the Brinson Fund on that date was $19.91. Each share of the UBS Fund would have been exchanged for 7.0715 shares of the Class I Shares of the Brinson Fund if the Closing had taken place on June 30, 1998.

  In the event that the shareholders of the UBS Fund do not approve the Agreement and Plan, the assets and liabilities of the UBS Fund will not be transferred on the Closing Date and the obligations of the Corporation under the Agreement and Plan shall not be effective. If the Reorganization is not approved by the UBS Fund shareholders, the Board of Directors of the Corporation will consider other alternatives, including dissolution and liquidation.

  CONDITIONS PRECEDENT TO CLOSING. The obligation of the Corporation to transfer the assets and liabilities of the UBS Fund to the Brinson Fund pursuant to the Agreement and Plan is subject to the satisfaction of certain conditions precedent, including performance by the Trust, in all material respects, of its agreements and undertakings under the Agreement and Plan, the receipt of certain documents from the Trust, the receipt of an opinion of counsel to the Trust, and requisite approval of the Agreement and Plan by the shareholders of the UBS Fund, as described above. The obligations of the Trust to consummate the Reorganization are subject to the satisfaction of certain conditions precedent, including the performance by the Corporation of its agreements and undertakings under the Agreement and Plan, the receipt of certain documents, financial statements and certificates from the Corporation, and the receipt of an opinion of counsel to the Corporation.

  EXPENSES OF THE TRANSACTION. The expenses incurred in connection with entering into and consummating the transaction contemplated by the Agreement and Plan will not be borne by the UBS Fund, the Corporation, the Brinson Fund or the Trust.

  FEDERAL INCOME TAX CONSEQUENCES. Consummation of the Reorganization is subject to the receipt of a tax opinion by counsel to the Trust substantially to the effect that, on the basis of then current law and certain representations and assumptions, and subject to certain limitations, for federal income tax purposes:

    (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Brinson Fund and the UBS Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code;

    (ii) no gain or loss will be recognized by the Brinson Fund upon the receipt of the assets of the UBS Fund solely in exchange for the Class I Shares of the Brinson Fund and the assumption by the Brinson Fund of the liabilities of the UBS Fund;

    (iii) no gain or loss will be recognized by the UBS Fund upon the transfer of the UBS Fund's assets to the Brinson Fund in exchange for the Class I Shares of the Brinson Fund and the assumption by the Brinson Fund of liabilities of the UBS Fund or upon the distribution of the Class I Shares of the Brinson Fund to the UBS shareholders;

    (iv) no gain or loss will be recognized by the shareholders of the UBS Fund upon the exchange of their shares for Class I Shares of the Brinson Fund;

    (v) the aggregate tax basis of the shares of the Class I Shares of the Brinson Fund pursuant to the Reorganization will be the same as the aggregate tax basis of shares of the UBS Fund held by such shareholder immediately prior to the Reorganization and the holding period of the Class I Shares of the Brinson Fund to be received by each shareholder of the UBS Fund will include the period during which shares of the UBS Fund exchanged therefore were held by such shareholder (provided shares of the UBS Fund were held as capital assets on the date of the Reorganization); and

    (vi) the tax basis of the UBS Fund assets and liabilities acquired by the Brinson Fund will be the same as the tax basis of such assets and liabilities to the UBS Fund immediately prior to the Reorganization, and the holding period of the assets and liabilities of the UBS Fund in the hands of the Brinson Fund will include the period during which those assets were held by the UBS Fund.

  Shareholders of the UBS Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the UBS Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

  DESCRIPTION OF THE CLASS I SHARES OF THE BRINSON FUND. The Class I Shares of the Brinson Fund will be issued to shareholders of the UBS Fund in accordance with the procedures under the Agreement and Plan as described above. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, will have no pre-emptive or conversion rights and will be transferable upon the books of the Trust. In accordance with the Brinson Fund's normal procedures as specified in its prospectus, the Brinson Fund will not issue certificates for shares of its Class I Shares to former shareholders of the UBS Fund, unless a letter is sent to the transfer agent of the Trust requesting a certificate. Ownership of the Brinson Fund shares by former shareholders of the UBS Fund will be recorded electronically and the Trust will issue a confirmation to such shareholders relating to those Class I Shares acquired as a result of the Reorganization. No redemption or repurchase of any shares of the Brinson Fund issued to former shareholders of the UBS Fund represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered for cancellation.

  As shareholders of the Brinson Fund, former shareholders of the UBS Fund will have substantially similar voting rights and rights upon dissolution with respect to the Brinson Fund as they currently have with respect to the UBS Fund. Shares of the UBS Fund and of the Brinson Fund do not have cumulative voting rights. Like the Corporation, the Trust does not routinely hold annual meetings of shareholders.

  Both the Corporation and the Trust are multi-series investment companies that currently issue shares representing interests in six and thirteen series, respectively, and shareholders of each of the UBS Funds and Trust Series currently vote in the aggregate with the shareholders of the other relevant series on certain matters (for example, the election of directors or trustees, as applicable, and ratification of independent accountants). Unlike the Corporation, however, the Trust currently offers three classes of shares of each of the Trust Series: the UBS Investment Fund class shares, the Class N shares and the Class I shares. Shares of a class represent an equal proportionate interest in the assets and liabilities of the applicable Trust Series with each other share, and each class has the same voting and other rights and preferences as the other classes of that Series, except that only the holders of Class N shareholders may vote on matters related to the rule 12b-1 plan associated with that class, and only the UBS Investment Fund class shareholders may vote on matters related to the rule 12b-1 plan associated with that class. The Class I shares are primarily sold to institutional investors and are not subject to distribution expenses pursuant to a distribution plan under rule 12b-1. The Class N shares, which are available exclusively to 401(k) participants, and the UBS Investment Fund class shares, which are sold primarily to retail investors, do not have a sales load but are subject to annual rule 12b-1 plan expenses. With respect to the UBS Fund and voting on matters relating to the UBS Portfolio, see the discussion "Special Information Regarding the UBS Fund's Two-Tier Structure" under "COMPARISON OF SOME IMPORTANT FEATURES."

  The UBS Trust is organized as a master trust under the laws of the State of New York. The UBS Trust's Declaration of Trust provides that the UBS Fund and other entities investing in the UBS Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the UBS Portfolio. However, the risk of the UBS Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the UBS Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the UBS Fund nor its shareholders will be adversely affected by reason of the UBS Fund's investing in the UBS Portfolio.

  CAPITALIZATION. The following table/1/ sets forth, as of June 30, 1998, (i) the capitalization of the UBS Fund, (ii) the capitalization of the Brinson Fund, and (iii) the pro forma capitalization of the Brinson Fund as adjusted to give effect to the proposed Reorganization. The capitalization of the Brinson Fund is likely to be different when the Reorganization is consummated.

                            UBS PRIVATE
                          INVESTOR FUNDS,  THE BRINSON FUNDS-   PRO FORMA
                             INC.-UBS      U.S. EQUITY FUND-      AFTER
                         VALUE EQUITY FUND   CLASS I SHARES   REORGANIZATION
                         ----------------- ------------------ --------------
Net assets..............    $28,991,102       $605,767,723     $634,758,825
Net asset value per
 share..................        $140.79             $19.91           $19.91
Shares outstanding......        205,913         30,426,776       31,882,883

--------
 /1/Full pro forma financial statements are included in the Statement of Additional Information to this Prospectus/Proxy Statement.

  To the extent permitted by law, the Agreement and Plan may be amended without shareholder approval by mutual agreement in writing of the Corporation and the Trust. The Agreement and Plan may be terminated and the Reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the UBS Fund by mutual consent of the parties to the Agreement.

                  COMPARISON OF INVESTMENT POLICIES AND RISKS

  THE BRINSON FUND AND THE UBS FUND. The investment objective of the Brinson Fund is to maximize total return, consisting of capital appreciation and current income, while controlling risk. In seeking to achieve its investment objective, the Brinson Fund may invest in a broad range of equity securities of U.S. companies. The UBS Fund's investment objective seeks to provide long-term capital appreciation and the potential for a high level of current income with lower investment risk and volatility than is normally available from common stock funds. Like the Brinson Fund, the UBS Portfolio will invest primarily in equity securities of U.S. issuers.

  INVESTMENT POLICIES. In seeking to achieve their respective investment objectives, the Brinson Fund and the UBS Fund are guided by substantially similar policies that should be considered by the shareholders of the UBS Fund. However, unlike the Brinson Fund, which directly acquires and manages its own portfolio securities, the Corporation seeks to achieve the UBS Fund's investment objective by investing all of the UBS Fund's investable assets in the UBS Portfolio, a series of a separate registered investment company. The UBS Portfolio has the same investment objective and policies as the UBS Fund.

  Unless otherwise specified, the investment policies of each of the Brinson Fund and the UBS Fund may be changed without shareholder approval. Policies or restrictions stated as fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented, whichever is less ("Majority Vote").

  The investment objective of the Brinson Fund is fundamental and may not be changed without approval of the Brinson Fund's shareholders. The investment objective of the UBS Fund is also fundamental, and may only be changed with the approval of the holders of a majority of the outstanding shares of the UBS Fund.

  Since the UBS Fund pursues its investment objective by investing all of its investable assets in the UBS Portfolio, the UBS Fund's and the UBS Portfolio's investment objective are the same and, therefore, the investment characteristics of the UBS Fund correspond directly to those of the UBS Portfolio. Accordingly, the following is a discussion of the various investments and restrictions of, and techniques employed by, the UBS Portfolio.

  The Brinson Fund is a diversified series of the Trust, a multi-series investment company registered under the 1940 Act. The UBS Fund is a diversified series of the Corporation, a multi-series investment company registered under the 1940 Act. Both calculate net asset value per share as of the close of trading (currently 4:00 P.M. Eastern time) on each day that the New York Stock Exchange is open for business. Such net asset value per share is calculated by subtracting the aggregate of all liabilities from the gross value of all assets and dividing the result by the total number of shares outstanding.

  With respect to the Class I Shares of the Brinson Fund, such Class will bear, pro rata, all of the common expenses of the Trust. The net asset value of the outstanding shares of the Class I Shares of the Brinson Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Brinson Fund represented by the value of shares of each of the classes of the Fund. All income earned and expenses incurred by the Brinson Fund will be borne on a pro rata basis by each outstanding share of a class, based on such class' percentage in the Brinson Fund represented by the value of the shares of the classes, except that the Class I Shares of the Brinson Fund will not incur any of the expenses under the distribution plans adopted by the UBS Investment Funds, class of shares and the Class N shares, respectively.

  As further described below, both the Brinson Fund and the UBS Portfolio invest primarily in equity securities. As a matter of fundamental policy, under normal circumstances, the Brinson Fund intends to invest at least 65% of its total assets in equity securities of U.S. companies. The Brinson Fund seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Brinson Fund expects its equity investments to emphasize large and intermediate capitalization companies.

  The UBS Portfolio, under normal circumstances, intends to invest at least 80% of its assets in income-producing equity securities of domestic issuers, including dividend-paying common stocks and securities that are convertible into common stocks. In seeking to achieve the UBS Portfolio's investment objective, the UBS Advisor intends to invest in undervalued stocks having above market dividend yields with emphasis on those securities which have the potential for long-term earnings growth and increasing dividend payments. The average dividend yield of the UBS Portfolio's common stock is expected to be at least 50% greater than that of the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index"). It is also intended that the UBS Portfolio will have less price volatility than the S&P 500 Index.

  The UBS Portfolio intends to invest in securities that generate relatively high levels of dividend income and have the potential for capital appreciation, which generally include common stocks of established, high-quality U.S. corporations. The UBS Portfolio will invest in equity securities following fundamental analysis of the issuing company by the UBS Advisor, and its examination of the company's ability to maintain its dividend.

  As a fundamental policy, both the Brinson Fund and the UBS Portfolio do not intend to invest their assets in a particular industry. Both the Brinson Fund and the UBS Portfolio may not purchase the securities (or other obligations, in the case of the UBS Portfolio) of issuers conducting their principal business activity in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of the Brinson Fund's or the UBS Portfolio's investments in such industry would exceed 25% of the value of its respective total assets. In the case of the Brinson Fund, this restriction is applied without reference to the countries in which an industry is located. The UBS Portfolio's restriction also provides that it may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions.

EQUITY SECURITIES

  Both the Brinson Fund and the UBS Portfolio may invest in a wide range of equity securities of U.S. issuers. The Brinson Fund's and the UBS Portfolio's investments include common stocks and other securities with equity characteristics, such as preferred stock, debt securities convertible into or exchangeable for common stock, warrants, and rights that are convertible into common stock. The Brinson Fund may also invest in closed-end investment companies, and the UBS Portfolio may invest in investments similar to equity securities, such as trust or limited partnership interests.

SHORT-TERM DEBT AND MONEY MARKET INVESTMENTS

  Both the Brinson Fund and the UBS Portfolio may invest a portion of their assets in short-term debt securities (including repurchase agreements) and money market instruments of corporations (such as commercial paper), and short-term debt securities of the U.S. government and its agencies and instrumentalities, and banks and finance companies (in the case of the Brinson
Fund). When unusual market conditions warrant, the Brinson Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. The UBS Portfolio may invest up to 20% of its assets in cash investments and short-term fixed income securities in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions or to take a temporary defensive position against potential stock market declines. When either the Brinson Fund or the UBS Portfolio invests for defensive purposes, it may affect the attainment of the Brinson Fund's or the UBS Portfolio's investment objective.

  While the UBS Portfolio invests primarily in equity securities, it is permitted to invest in corporate bonds and other debt securities with remaining effective maturities of less than thirteen months including, without limitation, corporate bonds and asset backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by or payable from, a stream of payments generated by particular assets such as mortgages, motor vehicles or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The Brinson Fund does not have a comparable investment policy regarding these types of investments.

  The UBS Portfolio may invest in obligations of (i) banks, savings and loan associations, and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Brinson Fund is not subject to such investment restrictions when investing in bank obligations.

  The UBS Portfolio may also invest in master demand obligations, which are a type of commercial paper that provide for periodic adjustments in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the UBS Advisor. Master demand obligations are not rated, and there is no specific percentage limitation on investments in master demand obligations. The Brinson Fund has no corresponding investment policy regarding master demand obligations.

  At the time the UBS Portfolio invests in any commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"); the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P; or if no such ratings are available, the investment must be of comparable quality in the UBS Advisor's opinion. At the time the UBS Portfolio invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the UBS Advisor's opinion. The Brinson Fund is not subject to specific quality requirements for these investments.

CONVERTIBLE SECURITIES

  Both the Brinson Fund and the UBS Portfolio may invest in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. The convertible securities in which the Brinson Fund and the UBS Portfolio may invest include any debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

  The UBS Portfolio may purchase securities on a when-issued and on a delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the UBS Portfolio until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. Between the trade and settlement dates, the UBS Portfolio will maintain a segregated account consisting of a portfolio of liquid securities with a value equal to these commitments. It is the current policy of the UBS Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of such Portfolio's total assets less liabilities (excluding the obligations created by these commitments). The Brinson Fund does not purchase securities on a when-issued or delayed delivery basis.

REPURCHASE AGREEMENTS

  Both the Brinson Fund and the UBS Portfolio are authorized to enter into repurchase agreements. In a repurchase agreement transaction, the Brinson Fund or the UBS Portfolio purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Brinson Fund and the UBS Portfolio may not enter into a repurchase agreement having a maturity of longer than seven days if, as a result, such agreement, together with any other illiquid securities held, would exceed 15% of the value of their respective net assets. At no time will the UBS Portfolio invest in repurchase agreements maturing in more than thirteen months. The Brinson Fund is not subject to a similar restriction.

REVERSE REPURCHASE AGREEMENTS

  The Brinson Fund and the UBS Portfolio may also borrow money by entering into reverse repurchase agreements. Reverse repurchase agreements involve sales of portfolio securities to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. In a reverse repurchase agreement transaction, the Brinson Fund and the UBS Portfolio direct their respective custodian bank to place cash or liquid securities in a segregated account in an amount equal to the repurchase price. Reverse repurchase agreements will be considered as borrowings for purposes of the Brinson Fund's and the UBS Portfolio's limitations on borrowing. In order to engage in such investments, the Brinson Fund and the UBS Portfolio are required to maintain asset coverage of at least 300% for such borrowings.

BORROWING POLICY

  As a fundamental policy, the Brinson Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions, although it will not borrow money in excess of 33 1/3 % of the value of its total assets. Any borrowing will be done from a bank and in accordance with the requirements of the 1940 Act and SEC positions. The Brinson Fund has no intention of increasing its net income through borrowing. The Brinson Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except that it may purchase notes and enter into reverse repurchase agreements.

  Similarly, the UBS Portfolio also has a fundamental policy that it may borrow money from banks for extraordinary or emergency purposes. The UBS Portfolio may enter into reverse repurchase agreements and other permitted borrowings that constitute senior securities under the 1940 Act only in amounts up to one-third of the market value of its total assets (including the amounts borrowed), less liabilities (excluding obligations created by such borrowings and reverse repurchase agreements). The UBS Portfolio's borrowing activities are done in accordance with the requirements of the 1940 Act and SEC positions.

  Neither the Brinson Fund nor the UBS Portfolio may purchase investment securities while either has any outstanding borrowings (including reverse repurchase agreements, in the case of the UBS Portfolio) that exceed 5% of its respective net assets. Unlike the Brinson Fund, the UBS Portfolio may increase its interest in an open-end management investment company with the same investment objective and restrictions while such borrowings are outstanding.

SECURITIES LENDING

  The Brinson Fund and the UBS Portfolio may each loan securities held in their respective portfolios to qualified broker-dealers and financial institutions provided that such loans are continuously collateralized in amounts at least equal to the current market value and accrued interest of the securities loaned. The UBS Portfolio will not make any loans in excess of one year, while the Brinson Fund is not subject to a comparable restriction.

RULE 144A SECURITIES AND RESTRICTED SECURITIES

  Both the Brinson Fund and the UBS Portfolio may invest in securities that are exempt under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), from the registration requirements of the 1933 Act. Securities purchased under Rule 144A are traded among qualified institutional investors. The Brinson Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the 1933 Act may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees. The Brinson Fund may invest up to 15% of its total assets in securities of issuers which are restricted from selling to the public without registration under the 1933 Act, excluding restricted securities eligible for resale pursuant to Rule 144A.

  As a matter of non-fundamental policy, the UBS Portfolio may not invest more than 15% of its net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable excluding (a) Rule 144A securities that have been determined to be liquid by the UBS Portfolio's Board of Trustees and (b) commercial paper that is sold under Section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Corporation's Board of Directors has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the Corporation's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid. In addition, the UBS Portfolio will not invest more than 10% of its total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act.

INVESTMENT COMPANY SECURITIES

  The UBS Portfolio may purchase securities of other investment companies to the extent that such purchases are consistent with the UBS Portfolio's investment objectives and restrictions and are permitted under the 1940 Act. Securities of any investment company will not be purchased by the UBS Portfolio if such purchase would cause: (a) more than 10% of the UBS Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the UBS Portfolio's total assets to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the UBS Portfolio. The UBS Portfolio is subject to a non-fundamental investment restriction that provides that the UBS Portfolio will not purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commissions, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation. In addition, except in the case of a merger or consolidation, the UBS Portfolio shall not purchase any securities of any open-end investment company unless the UBS Advisor waives the investment advisory fee with respect to the assets invested in other open-end investment companies.

  As a matter of fundamental policy, the Brinson Fund may not invest in securities of any open-end investment company, except that (1) the Fund may purchase securities of money market mutual funds, and (2) the Fund may purchase shares of an open-end investment company in accordance with any exemptive order obtained from the SEC which permits investment by the Fund in other Trust series or in other investment companies or series thereof advised by the Advisor. In addition, the Brinson Fund may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange.

  Under the terms of an exemptive order issued by the SEC, the Brinson Fund may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Brinson Fund to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Brinson Fund's securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained the Advisor to manage its investments. The Trustees of the Trust also serve as Trustees of the Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. The Brinson Fund's investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Brinson Fund's total assets. In the event that the Advisor waives more than 99.75% of its investment advisory fee with respect to the Brinson Fund, as calculated monthly, then the Brinson Fund will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Brinson Fund. The UBS Portfolio is not subject to a similar order.

  As a shareholder of another investment company, the Brinson Fund or the UBS Portfolio would bear, along with other shareholders, the pro rata portion of the other investment company's expenses, including any advisory fees. These expenses would be in addition to the expenses that the Brinson Fund or the UBS Portfolio would bear in connection with its own operations.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

  The Brinson Fund and the UBS Portfolio may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in certain derivative instruments as described below. In addition, the UBS Portfolio and the Brinson Fund may invest in derivatives for hedging purposes. A derivative instrument is a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The Brinson Fund and the UBS Portfolio may invest in a variety of instruments, including futures and options transactions. The Brinson Fund and the UBS Portfolio will invest in derivatives only to the extent that the instruments are determined by the Advisor or the UBS Advisor to be consistent with the Brinson Fund's or the UBS Portfolio's investment objective and policies.

  The Brinson Fund and the UBS Portfolio may enter into contracts for the future purchase or sale of equity securities and indices of equity securities. A financial futures contract is an agreement between the parties to buy or sell a specified security (in the case of the Brinson Fund and the UBS Portfolio, an equity security) at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. Both the Brinson Fund and the UBS Portfolio will enter into futures transactions only on domestic exchanges.

  The Brinson Fund and the UBS Portfolio may enter into futures contracts to the extent that not more than 5% of their respective net assets are committed as futures contract margin deposits. The Brinson Fund may enter into these transaction to the extent that obligations relating to such futures transactions represent not more than 25% of its assets. The Brinson Fund may affect futures transactions through futures commission merchants who are affiliated with the Advisor or the Trust Series in accordance with procedures adopted by the Trust's Board of Trustees.

  The Brinson Fund and the UBS Portfolio may purchase and sell put and call options on U.S. securities and indices and enter into related closing transactions. In addition, the UBS Portfolio may purchase and sell put and call options on futures transactions. The Brinson Fund and the UBS Portfolio may purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter. Because the SEC construes over-the-counter options as being illiquid, the Brinson Fund and the UBS Portfolio may only invest in such options to the extent consistent with its respective 15% limit on investments in illiquid securities.

  The Brinson Fund and the UBS Portfolio may purchase call options on securities to the extent that premiums paid by the Brinson Fund or the UBS Portfolio do not aggregate more than 20% of the Brinson Fund's or the UBS Portfolio's total assets. In addition, in order to assure that the Brinson Fund and the UBS Portfolio will not be considered a "commodity pool operator" for purposes of the rules of the Commodity Futures Trading Commission (the "CFTC"), the Brinson Fund and the UBS Portfolio will only enter into transactions in futures contracts and options on futures contracts if (i) such transactions constitute bona fide hedging transactions, as defined under CFTC rules, or (ii) no more than 5% of the Brinson Fund's or the UBS Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

  The Brinson Fund may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of its total assets. With regard to the selling of put options, the Brinson Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The Brinson Fund does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  As a matter of non-fundamental policy, the UBS Portfolio may purchase and sell puts and calls on securities, stock index futures or options on stock index futures, or futures or options on futures according to the following conditions. First, the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange. Second, the aggregate margin requirements required on all such futures or options thereon do not exceed 5% of the Portfolio's total assets.

                            INVESTMENT RESTRICTIONS

  The investment restrictions of the Brinson Fund, the UBS Fund and the UBS Portfolio are similar, but not identical. Each of the investment restrictions applicable to the Brinson Fund is a fundamental policy that may not be changed without a Majority Vote of the Brinson Fund's outstanding shares. The UBS Fund and the UBS

Portfolio, however, have adopted investment restrictions that are fundamental and non-fundamental; to the extent that a fundamental policy and non-fundamental policy apply to a given investment activity or strategy, the more restrictive policy shall govern. Each investment policy of the UBS Fund and the UBS Portfolio discussed below is fundamental, unless otherwise indicated. These fundamental investment restrictions are in addition to those discussed previously in the "Investment Policies" section. As with the Brinson Fund, a fundamental investment restriction may not be changed without a Majority Vote of the UBS Portfolio's (or the UBS Fund's) outstanding shares.

  The investment restrictions applicable to the UBS Fund have been adopted by the Corporation's Board of Directors, with respect to the UBS Fund, and by the UBS Trust's Board of Trustees, with respect to the UBS Portfolio. The investment restrictions of the UBS Fund and the UBS Portfolio are identical, unless otherwise specified.

  With respect to both the Brinson Fund and the UBS Portfolio, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Brinson Fund's or the UBS Portfolio's total assets will not be considered a violation.

  Neither the Brinson Fund nor the UBS Portfolio may, as to 75% of its total assets, purchase the securities (or other obligations, in the case of the UBS Portfolio) of any one issuer, other than securities issued (or guaranteed, in the case of the UBS Portfolio) by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Brinson Fund or the UBS Portfolio would be invested in securities (or obligations, in the case of the UBS Portfolio) of such issuer. The UBS Portfolio however, may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions.

  Neither the Brinson Fund nor the UBS Portfolio may invest in real estate (or interests in real estate, in the case of the Brinson Fund, but this will not prevent the Brinson Fund from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs (including limited partnerships, in the case of the UBS Portfolio) or leases (in the case of the Brinson Fund only). The UBS Portfolio may not purchase or sell real estate mortgage loans. The UBS Portfolio may purchase the equity securities or commercial paper issued by companies that invest in real estate or interests therein, including real estate investment trusts.

  Neither the Brinson Fund nor the UBS Portfolio may purchase or sell commodities or commodity contracts. The Brinson Fund's restriction provides that it may enter into futures contracts and options thereon in accordance with its prospectus. The UBS Portfolio's restriction provides that it may not purchase or sell options on commodities or commodity contracts except for its interest in certain activities described in its statement of additional information.

  The Brinson Fund may not make investments in securities for the purpose of exercising control over or management of the issuer. The UBS Portfolio has a non-fundamental investment restriction that provides that it will not invest for the purpose of exercising control or management.

  Neither the Brinson Fund nor the UBS Portfolio (with respect to 75% of its total assets) may purchase the securities of an issuer if, immediately after such purchase, the Brinson Fund or the UBS Portfolio would own more than 10% of the outstanding voting securities of such issuer. The UBS Portfolio further provides that it may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions.

  The UBS Portfolio is subject to a non-fundamental restriction that provides that it may not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.

  As a matter of non-fundamental policy, the UBS Portfolio may not sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the UBS Portfolio, and the value of securities of any one issuer in which the UBS Portfolio is short exceeds the lesser of 2.0% of the value of the Portfolio's net assets or 2.0% of the securities of any class of any U.S. issuer, and provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (this provision does not include the sale of securities the UBS Portfolio contemporaneously owns or where the UBS Portfolio has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box). The UBS Portfolio has no current intention to engage in short selling.

  In addition to the restriction on borrowing discussed previously in the "Investment Policies" section, the UBS Portfolio's investment restriction also provides that it may not mortgage, pledge, or hypothecate any assets, except in connection with any permitted borrowing or reverse repurchase agreements.

  Neither the Brinson Fund nor the UBS Portfolio may act as an underwriter of securities, except that, with respect to the Brinson Fund, in connection with the disposition of a security, the Brinson Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

  Both the Brinson Fund and the UBS Portfolio (as a matter of non-fundamental policy) may not invest more than 5% of their total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies. Additionally, the UBS Portfolio is subject to a non-fundamental investment restriction that provides that it will not invest more than 15% of its net assets (taken at the greater of cost or market value) in securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. government securities).

  In addition to the above investment restriction, the UBS Portfolio has adopted the following non-fundamental investment restrictions. The Brinson Fund is not subject to comparable restrictions.

  The UBS Portfolio may not invest in securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Director of the UBS Fund, or is an officer or director of the UBS Advisor, if after the purchase of the securities of such issuer for the UBS Portfolio one or more of such persons own beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

  The UBS Portfolio may not invest in warrants (other than warrants acquired by the UBS Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the UBS Portfolio's net assets or if, as a result, more than 2% of the UBS Portfolio's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.

                                 RISK FACTORS

EQUITY SECURITIES

  The Brinson Fund and the UBS Portfolio invest primarily in equity securities of U.S. issuers. Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. Fluctuations in the value of equity investments will affect the value of the shares and thus the Brinson Fund's and the UBS Portfolio's total return to investors.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

  The success of the investments by the Brinson Fund and the UBS Portfolio in futures and options, and other derivative instruments will depend on the judgment of the Advisor and the UBS Advisor as to trends relating to prices and interest rates. Risks inherent in the use of futures and options include: adverse movements in the prices of securities being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. The Brinson Fund and the UBS Portfolio could experience a loss if the prices of their options and futures positions are poorly correlated with their other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower return. The loss from investing in futures transactions is potentially unlimited.

  The Brinson Fund's and the UBS Portfolio's purchases of options on stock indices will subject them to the following risks. First, because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Brinson Fund or the UBS Portfolio will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by either the Brinson Fund or the UBS Portfolio of options on indices is subject to the Advisor's or the UBS Advisor's respective ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

  Second, index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, either the Brinson Fund or the UBS Portfolio would not be able to close out options which it had purchased and the Fund or the Portfolio may incur a loss if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

  Finally, if either the Brinson Fund or the UBS Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Brinson Fund or the UBS Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although either the Brinson Fund or the UBS Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

REPURCHASE AGREEMENTS

  The Brinson Fund and the UBS Portfolio may each invest in repurchase agreements, which involve the risk of loss if a seller defaults on its obligations under the agreement, and reverse repurchase agreements, which involve the risk of loss if a purchaser defaults in its obligation to return securities to the Brinson Fund or the UBS Portfolio.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

  The UBS Portfolio may purchase securities on a when-issued and a delayed delivery basis. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into a when-issued or delayed delivery transaction, the UBS Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the UBS Portfolio may be disadvantaged.

SECURITIES LENDING

  Both the Brinson Fund and the UBS Portfolio may loan portfolio securities to qualified broker-dealers and other institutions on a collateralized basis. As with any extension of credit, loans by the Brinson Fund or the UBS Portfolio may be subject to the risks of delay in recovery and loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities are only made to firms deemed by either the Brinson Fund or the UBS Portfolio to be of good standing, and when, in the judgment of either the Brinson Fund or the UBS Portfolio, the income that can be earned from such loans justifies the attendant risk.

ASSET-BACKED SECURITIES

  Unlike the Brinson Fund, the UBS Portfolio may invest in asset-backed securities. Risks of asset-backed securities include the prepayment of the debtor's obligation and the creditor's limited interests in applicable collateral. Additionally, if the letter of credit guaranteeing payments of principal or interest for the asset-backed securities is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due in underlying sales contracts are not realized.

                      INFORMATION ABOUT THE BRINSON FUND

  Information about the Brinson Fund is included in its current prospectus, which is attached to this Prospectus/Proxy Statement and incorporated by reference herein. Additional information about the Brinson Fund is included in a Statement of Additional Information, of even date with the prospectus and in the Statement of Additional Information related to this Prospectus/Proxy Statement, which is dated October 26, 1998 which has been filed with the Commission and is incorporated by reference herein. Copies of these Statements of Additional Information may be obtained without charge by writing to the Trust or calling 1-800-448-2430. The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street N.W., Washington, DC 20549, and at the offices of the Trust at 209 South LaSalle Street, Chicago, IL 60604 and at the Midwest Regional Office of the Commission at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

                        INFORMATION ABOUT THE UBS FUND

  Information about the UBS Fund is incorporated herein by reference from its current prospectus, dated May 1, 1998, as amended and supplemented from time to time, Statement of Additional Information of the same date, and annual report to shareholders, dated December 31, 1997, copies of which may be obtained without charge by writing or calling the Corporation at the address and telephone number shown on the cover page of this Prospectus/Proxy Statement. Reports and other information filed by the Corporation can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street N.W., Washington, DC 20549, and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

                         TRANSFER AGENT AND CUSTODIAN

  Chase, 270 Park Avenue, New York, New York 10017 provides custodian services for the Trust. CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913 provides transfer agency services to the Trust. Investors Bank, whose principal offices are located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the transfer and dividend disbursing agent and custodian for the UBS Fund and the UBS Portfolio.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries with respect to the Brinson Fund may be made by writing the Trust at 209 South LaSalle Street, Chicago, Illinois 60604 or by calling toll-free (800) 448-2430. Shareholder inquiries with respect to the Corporation and the UBS Fund may be made by writing to the Corporation at 200 Clarendon Street, Boston, Massachusetts 02116 or by calling toll-free (888) 827-3863.

                                  EXHIBITS TO

                         PROSPECTUS AND PROXY STATEMENT

 XHIBITE
-------
   A      Agreement and Plan of Reorganization between UBS Private Investor Funds, Inc., on behalf of its UBS Value Equity Fund, and The Brinson Funds, on behalf of the U.S.
          Equity Fund.
   B      Prospectus dated September 15, 1998 of The Brinson Funds relating to the Brinson
          U.S. Equity Fund Class I Shares.
   C      Annual Report of The Brinson Funds, dated June 30, 1998.

                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

  AGREEMENT AND PLAN OF REORGANIZATION, made as of this 20th day of October, 1998, by and between The Brinson Funds (the "Trust"), a business trust created under the laws of the State of Delaware, with its principal place of business at 209 South LaSalle Street, Chicago, Illinois 60604 and UBS Private Investor Funds, Inc. (the "UBS Funds"), a corporation organized under the laws of the State of Maryland, with its principal place of business at 200 Clarendon Street, Boston, Massachusetts 02116.

                            PLAN OF REORGANIZATION

  The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Trust of substantially all of the property, assets and goodwill of the UBS Value Equity Fund (the "UBS Portfolio") of the UBS Funds in exchange solely for the Brinson Class I shares ("Class I shares") of beneficial interest of the U.S. Equity Fund (the "Brinson Fund"), $0.001 par value, and the assumption by the Trust of the liabilities of the UBS Portfolio, (ii) the distribution of such shares of beneficial interest of the Brinson Fund to the shareholders of the UBS Portfolio according to their respective interests, and (iii) the dissolution of the UBS Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

                                   AGREEMENT

  In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. SALE AND TRANSFER OF ASSETS AND LIABILITIES, LIQUIDATION AND DISSOLUTION OF THE UBS PORTFOLIO

  (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of the delivery by the Trust of the number of its Class I shares of the Brinson Fund hereinafter provided, the UBS Funds on behalf of the UBS Portfolio agrees that it will convey, transfer and deliver to the Trust at the Closing provided for in Section 3 (hereinafter called the "Closing") all of the then existing liabilities and assets of the UBS Portfolio free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted securities that the UBS Portfolio may have acquired in the ordinary course of business) except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay its costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the UBS Portfolio as liability reserves, (2) to discharge all of the UBS Portfolio's liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Closing Date, and excluding those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the directors shall reasonably deem to exist against the UBS Portfolio, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the books of the UBS Portfolio (hereinafter "Net Assets"). The UBS Portfolio shall also retain any and all rights which it may have over and against any person which may have accrued up to and including the close of business on the Closing Date.

  (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Trust agrees at the Closing to deliver to the UBS Portfolio the number of Class I shares of beneficial interest of the Brinson Fund ($0.00l par value) determined by dividing the aggregate Net Assets of the UBS Portfolio on the Closing Date by the net asset value per share of the Class I shares of the Brinson Fund on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

  (c) Immediately following the Closing, the UBS Portfolio shall dissolve and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the shares of beneficial interest of the Class I shares of the Brinson Fund received by the UBS Portfolio pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Brinson Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional shares of beneficial interest of the Class I shares of the Brinson Fund shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of common stock of the UBS Portfolio shall be entitled to surrender the same to the transfer agent for the Trust and request in exchange therefor a certificate or certificates representing the number of whole shares of beneficial interest of the Class I shares of the Brinson Fund into which the shares of common stock of the UBS Portfolio theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for fractional shares of beneficial interest of the Class I shares of the Brinson Fund shall not be issued, but shall continue to be carried by the Brinson Fund for the account of such shareholder as unissued shares. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of common stock of the UBS Portfolio shall be deemed for all the Brinson Fund purposes to evidence ownership of the number of shares of beneficial interest of the Class I shares of the Brinson Fund into which the shares of common stock of the UBS Portfolio (which prior to the Closing were represented thereby) have been converted.

2. VALUATION

  (a) The value of the UBS Portfolio's Net Assets to be acquired by the Brinson Fund hereunder shall be computed as of the close of business (which shall be deemed to be the close of The New York Stock Exchange, Inc. ("NYSE")) on the Closing Date using the valuation procedures set forth in the UBS Portfolio's currently effective prospectus.

  (b) The net asset value of a share of beneficial interest of the Class I shares of the Brinson Fund shall be determined to the nearest full cent as of the close of business (which shall be deemed to be the close of the NYSE) on the Closing Date using the valuation procedures set forth in the Brinson Fund's currently effective prospectus.

  (c) The net asset value of a share of common stock of the UBS Portfolio shall be determined to the nearest full cent as of the close of business (which shall be deemed to be the close of the NYSE) on the Closing Date, using the valuation procedures as set forth in the UBS Portfolio's currently effective prospectus.

3. CLOSING AND CLOSING DATE

  The Closing Date shall be December 18, 1998, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of the Trust, 209 South LaSalle Street, Chicago, Illinois 60604 at 10:00 a.m. Eastern Time on the first business day following the Closing Date. The UBS Funds shall have provided for delivery as of the Closing of those Net Assets of the UBS Portfolio to be transferred to the Trust's Custodian, Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201. Also, the UBS Funds shall deliver at the Closing a list of names and addresses of the shareholders of record of the UBS Portfolio and the number of shares of common stock of the UBS Portfolio owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the close of business on the Closing Date, certified by its transfer agent, or by its President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of the Class I shares of the Brinson Fund to be delivered to said transfer agent registered in such manner as the UBS Funds may request, or provide evidence satisfactory to the UBS Portfolio that such shares of the Brinson Fund have been registered in an account on the books of the Brinson Fund in such manner as the UBS Funds may request.

4. REPRESENTATIONS AND WARRANTIES BY THE UBS FUNDS

  The UBS Funds represents and warrants to the Trust that:

    (a) UBS Funds is a corporation duly organized under the laws of the State of Maryland on November 16, 1995, and is validly existing and in good standing under the laws of that state. UBS Funds, of which the UBS Portfolio is a diversified separate series of shares, is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

    (b) The UBS Funds has an authorized capital of 500,000,000 shares of common stock with $0.001 par value per share, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights.

    (c) The financial statements appearing in the UBS Funds' Annual Report to Shareholders for the fiscal year ended December 31, 1997, audited by Price Waterhouse LLP, and the unaudited financial statements appearing in the UBS Funds' Semi-Annual Report to Shareholders for the period ended June 30, 1998, copies of which have been delivered to the Trust, fairly present the financial position of the UBS Funds and the UBS Portfolio as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (d) The books and records of the UBS Portfolio made available to the Trust and/or its counsel are true and correct and contain no material omissions with respect to the business and operations of the UBS Portfolio.

    (e) The UBS Funds has the necessary power and authority to conduct its business as such business is now being conducted.

    (f) The UBS Funds is not a party to or obligated under any provision of its Articles of Incorporation, By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement and Plan of Reorganization.

    (g) The UBS Funds is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

    (h) The UBS Funds does not have any unamortized or unpaid organizational fees or expenses.

    (i) The UBS Portfolio satisfies, will at the Closing satisfy, and consummation of this Agreement will not cause it to fail to satisfy, for any period, the requirements of Subchapter M of the Code.

5. REPRESENTATIONS AND WARRANTIES BY THE TRUST

  The Trust represents and warrants to the UBS Funds that:

    (a) The Trust is a business trust created under the laws of the State of Delaware on August 9, 1993, and is validly existing and in good standing under the laws of that state. The Trust, of which the Brinson Fund is a diversified separate series of shares, is duly registered under the 1940 Act, as an open-end, management investment company and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

    (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each outstanding share is fully paid, non-assessable, fully transferable, and has full voting rights. The shares of beneficial interest of the Class I shares of the Brinson Fund to be issued pursuant to this Agreement and Plan of Reorganization will be fully paid, non-assessable, freely transferable and have full voting rights.

    (c) At the Closing, the shares of beneficial interest of the Class I shares of the Brinson Fund will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the UBS Portfolio are presently eligible for offering to the public, and there are a sufficient number of such shares registered under the 1933 Act, to permit the transfers contemplated by this Agreement to be consummated.

    (d) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 1998, audited by Ernst & Young LLP, copies of which have been delivered to the UBS Funds, fairly present the financial position of the Brinson Fund as of the date indicated and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

    (e) The Trust has the necessary power and authority to conduct its business as such business is now being conducted.

    (f) The Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement and Plan of Reorganization.

    (g) The Brinson Fund has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Code, has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

    (h) Neither the Trust nor the Brinson Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

6. REPRESENTATIONS AND WARRANTIES BY THE UBS FUNDS AND THE TRUST

  The UBS Funds and the Trust each represents and warrants to the other that:

    (a) The statement of assets and liabilities to be furnished by it as of the close of business on the Closing Date for the purpose of determining the number of shares of beneficial interest of the Class I shares of the Brinson Fund to be issued pursuant to Section 1 of this Agreement will accurately reflect its Net Assets in the case of the UBS Portfolio and its net assets in the case of the Brinson Fund, and outstanding shares of beneficial interest or common stock, as applicable, as of such date in conformity with generally accepted accounting principles applied on a consistent basis.

    (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (a) above, free and clear of all liens or encumbrances of any nature whatever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that the UBS Portfolio may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

    (c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

    (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

    (e) It has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors or Board of Trustees, as the case may be, and this Agreement constitutes its valid and binding obligation enforceable in accordance with its terms.

7. COVENANTS OF THE UBS FUNDS AND THE TRUST

  (a) The UBS Funds and the Trust each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

  (b) The UBS Funds undertakes that it will not acquire the Brinson Fund's shares for the purpose of making distributions thereof other than to the UBS Portfolio's shareholders.

  (c) The UBS Funds undertakes that if this Agreement is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company.

  (d) The UBS Funds and the Trust each agree that by the Closing, all of its federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

  (e) The UBS Funds will at the Closing provide the Trust with:

    (1) A statement of the respective tax basis of all investments and liabilities to be transferred by the UBS Portfolio to the Brinson Fund certified by PricewaterhouseCoopers LLP.

    (2) A copy of the shareholder ledger accounts for all the shareholders of record of the UBS Portfolio as of the close of business on the Closing Date, who are to become shareholders of the Brinson Fund as a result of the transfer of assets which is the subject of this Agreement, certified by its transfer agent or its President to the best of their knowledge and belief.

  (f) UBS Funds agrees to mail to each shareholder of record of the UBS Portfolio entitled to vote at the meeting of shareholders at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

  (g) The Trust will file with the United States Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-14 under the 1933 Act ("Registration Statement"), relating to the shares of beneficial interest of the Class I shares of the Brinson Fund issuable hereunder, and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the UBS Portfolio's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8. CONDITIONS PRECEDENT TO BE FULFILLED BY THE UBS FUNDS AND THE TRUST

  The obligations of the UBS Funds and the Trust to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

    (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

    (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Directors or Board of Trustees, as applicable, certified by the Secretary or equivalent officer.

    (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

    (d) That the adoption of this Agreement and Plan of Reorganization contemplated hereby shall have been approved by the holders of at least a majority of the outstanding shares of the UBS Portfolio at a special meeting to be held no later than March 22, 1999 or other such date as the parties may agree.

    (e) That each party shall have declared a distribution or distributions prior to the Closing Date which, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the close of business on the Closing Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

    (f) That prior to or at the Closing, the UBS Funds and the Trust shall receive an opinion from Messrs. Stradley, Ronon, Stevens & Young LLP, counsel to the Trust, to the effect that provided the acquisition contemplated hereby is carried out in accordance with this Agreement and in accordance with customary representations provided by the UBS Funds and the Trust in certificates delivered to counsel to the Trust:

      (1) The acquisition by the Brinson Fund of substantially all of the assets and liabilities of the UBS Portfolio in exchange for the Brinson Fund voting shares followed by the distribution by the UBS Portfolio of the Brinson Fund voting shares to the shareholders, in complete liquidation, will constitute a reorganization within the meaning of
    Section 368(a)(1)(C) of the Code. For these purposes, "substantially all" means at least 70 percent of the fair market value of the gross assets and at least 90 percent of the fair market value of the net assets of the UBS Portfolio. Additionally, the Brinson Fund and the UBS Portfolio will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

      (2) No gain or loss will be recognized by the UBS Portfolio upon the transfer of substantially all of its assets and liabilities to the Brinson Fund in exchange solely for voting shares of the Brinson Fund (Sections 361(a) and 357(a)). No opinion will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

      (3) No gain or loss will be recognized by the Brinson Fund upon the receipt of substantially all of the assets and liabilities of the UBS Portfolio in exchange solely for voting shares of the Brinson Fund (Section 1032(a) of the Code);

      (4) The basis of the assets and liabilities of the UBS Portfolio received by the Brinson Fund will be the same as the basis of such assets and liabilities to the UBS Portfolio immediately prior to the exchange (Section 362(b) of the Code);

      (5) The holding period of the assets of the UBS Portfolio received by the Brinson Fund will include the period during which such assets were held by the UBS Portfolio (Section 1223(2) of the Code);

      (6) No gain or loss will be recognized to the shareholders of the UBS Portfolio upon the exchange of their shares in the UBS Portfolio for voting shares of the Brinson Fund (including fractional shares to which they may be entitled) (Section 354(a) of the Code);

      (7) The basis of the Brinson Fund's shares received by the UBS Portfolio shareholders (including fractional shares to which they may be entitled) shall be the same as the basis of the shares of the UBS Portfolio exchanged therefor (Section 358(a)(1) of the Code);

      (8) The holding period of the Brinson Fund's shares received by the UBS Portfolio's shareholders (including fractional shares to which they may be entitled) will include the holding period of the UBS Portfolio's shares surrendered in exchange therefor, provided that the UBS Portfolio shares were held as a capital asset on the date of the exchange (Section 1223(l) of the Code); and

      (9) The Brinson Fund will succeed to and take into account the items of the UBS Portfolio described in Section 381(c) of the Code, including the earnings and profits, or deficit earnings and profits, of the UBS Portfolio as of the date of the transaction (Section 381(a) and Treasury Regulations 1.381-1(a)). Any deficit in earnings and profits of the UBS Portfolio will be used only to offset earnings and profits accumulated after the effective date of the proposed reorganization. The Brinson Fund will take these items into account subject to the conditions and limitations specified under Sections 381, 382, 383 and 384 and the Treasury Regulations thereunder.

    (g) That the Trust shall have received an opinion in form and substance satisfactory to it from Messrs. Willkie Farr & Gallagher, counsel to the UBS Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

      (1) UBS Funds was incorporated under the laws of the State of Maryland on November 16, 1995, and is validly existing and in good standing under the laws of the State of Maryland;

      (2) UBS Funds has an authorized capital of 500,000,000 shares of common stock, par value $0.001 per share, and, assuming that the initial shares of common stock of the UBS Portfolio were issued in accordance with the 1940 Act, and the Articles of Incorporation and By-laws of the UBS Funds, and that all other outstanding shares of the UBS Portfolio were sold, issued and paid for in accordance with the terms of the UBS Portfolio's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

      (3) UBS Funds is an open-end, investment company of the management type registered as such under the 1940 Act;

      (4) Except as disclosed in the UBS Portfolio's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the UBS Funds, the unfavorable outcome of which would materially and adversely affect the UBS Funds or the UBS Portfolio;

      (5) All corporate actions required to be taken by the UBS Funds to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of the UBS Funds; and

      (6) This Agreement is the legal, valid and binding obligation of the UBS Funds and is enforceable against the UBS Funds in accordance with its terms.

    In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the UBS Funds with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the UBS Funds and the UBS Portfolio.

    (h) That the UBS Funds shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young LLP, counsel to Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

      (1) The Trust was created as a business trust under the laws of the State of Delaware on August 9, 1993, and is validly existing and in good standing under the laws of that state;

      (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, and, assuming that the initial shares of beneficial interest of the Class I shares of the Brinson Fund were issued in accordance with the 1940 Act, and the Trust's Agreement and Declaration of Trust and that all other such shares were sold, issued and paid for in accordance with the terms of the Brinson Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

      (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

      (4) Except as disclosed in the Brinson Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or the Brinson Fund;

      (5) The shares of beneficial interest of the Brinson Fund to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust or the Brinson Fund;

      (6) All actions required to be taken by the Trust to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of the Trust;

      (7) Neither the execution, delivery nor performance of this Agreement by the Trust violates any provision of its Agreement and Declaration of Trust, its Bylaws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound;

      (8) This Agreement is the legal, valid and binding obligation of the Trust and is enforceable against the Trust in accordance with its terms; and

      (9) The registration statement of which the prospectus of the Brinson Fund relating to the Class I shares is a part, dated September 15, 1998, (the "Prospectus"), is, at the time of the signing of this Agreement, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the Commission under the 1933 Act, and nothing has come to its attention which causes it to believe that at the time the Prospectus became effective, or at the time of the signing of this Agreement, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need express no opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus or of any contract or document of a character required to be described in the Prospectus that is not described as required.

    In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

    (i) That the UBS Funds shall have received a certificate from the President and Secretary of the Trust to the effect that the statements contained in the Brinson Fund's Prospectus relating to the Class I shares dated April 28, 1998, at the time the Prospectus became effective, at the date of the signing of this Agreement, at the Closing, and at all times during this period did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    (j) That the Trust's Registration Statement with respect to the Class I shares of the Brinson Fund to be delivered to the UBS Portfolio's shareholders in accordance with this Agreement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

    (k) That the Class I shares of the Brinson Fund to be delivered hereunder shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each UBS Portfolio shareholder.

    (l) That at the Closing, the UBS Funds transfers to the Brinson Fund aggregate Net Assets of the UBS Portfolio comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the UBS Portfolio on the Closing Date.

9. BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS

  (a) The UBS Funds and the Trust each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

  (b) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne exclusively by UBS A.G. or its affiliates and neither UBS Funds nor the Trust will bear any such expenses.

  (c) Any other provision of this Agreement to the contrary notwithstanding, any liability of the UBS Funds under this Agreement with respect to any UBS Portfolio, or in connection with the transactions contemplated herein with respect to any UBS Portfolio, shall be discharged only out of the assets of that UBS Portfolio, and no other portfolio of the UBS Funds shall be liable with respect thereto.

10. TERMINATION, WAIVER; ORDER

  (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the UBS Portfolio) prior to the Closing as follows:

    (1) by mutual consent of the UBS Funds and the Trust;

    (2) by the Trust if any condition precedent to its obligations set forth in Section 8 has not been fulfilled or waived by the Trust; or

    (3) by the UBS Funds if any condition precedent to its obligations set forth in Section 8 has not been fulfilled or waived by the UBS Funds.

  An election by the UBS Funds or the Trust to terminate this Agreement and to abandon the Plan of Reorganization shall be exercised respectively by the Board of Directors of the UBS Funds or the Board of Trustees of the Trust.

  (b) If the transactions contemplated by this Agreement have not been consummated by March 31, 1999, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the UBS Funds and the Trust.

  (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the UBS Funds or the Trust or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

  (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the UBS Funds or the Trust, respectively (whichever is entitled to the benefit thereof), by action taken by the Board of Directors of the UBS Funds or the Board of Trustees of the Trust, if, in the judgment of the Board of Directors of the UBS Funds or the Board of Trustees of the Trust (as the case may be), such action or waiver will not have a material adverse affect on the benefits intended under this Agreement to the holders of shares of the UBS Portfolio or the Brinson Fund, on behalf of which such action is taken.

  (e) The respective representations and warranties contained in Sections 4-7 hereof shall expire with, and be terminated by, the Plan of Reorganization, and neither the UBS Funds nor the Trust nor any of their officers, trustees or directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee or director, agent or shareholder of the UBS Funds or the Trust against any liability to the entity for which that officer, trustee or director, agent or shareholder so acts or to its shareholders to which that officer, trustee or director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

  (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions which are determined by action of the Board of Directors of the UBS Funds or the Board Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the UBS Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Class I shares of the Brinson Fund to be issued to the UBS Portfolio in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the UBS Portfolio prior to the meeting at which the transactions contemplated by this Agreement shall have been approved, this Agreement shall not be consummated and shall terminate unless the UBS Funds shall promptly call a special meeting of shareholders of the UBS Portfolio at which such conditions so imposed shall be submitted for approval.

11. ENTIRE AGREEMENT AND AMENDMENTS

  This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

12. COUNTERPARTS

  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13. NOTICES

  Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the UBS Funds at 200 Clarendon Street, Boston, MA 02116 ATTENTION: Paul J. Jasinski, President, or to the Trust at 209 South LaSalle Street, Chicago, Illinois 60604, Attention: Thomas E. McFarlan, President, as the case may be.

14. GOVERNING LAW

  This Agreement shall be governed by and carried out in accordance with the internal laws of the State of Delaware.

  IN WITNESS WHEREOF, the UBS Funds and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first above written.

Attest:                                   UBS Private Investor Funds, Inc.


       /s/ Susan C. Mosher                        /s/ Paul J. Jasinski
-------------------------------------     By:  ________________________________
Susan C. Mosher, Secretary                      Paul J. Jasinski, President

Attest:                                   The Brinson Funds


       /s/ Carolyn M. Burke                      /s/ E. Thomas McFarlan
-------------------------------------     By: _________________________________
Carolyn M. Burke, Secretary                    E. Thomas McFarlan, President

    SPECIAL MEETING OF SHAREHOLDERS OF THE UBS PRIVATE INVESTOR FUNDS, INC.

                             UBS VALUE EQUITY FUND

                               DECEMBER 11, 1998


The undersigned hereby revokes all previous proxies for his/her shares and appoints Kenneth Anderson, Paul J. Jasinski and Susan C. Mosher, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the UBS Value Equity Fund (the "UBS Fund") of UBS Private Investor Funds, Inc. (the "Corporation") which the undersigned is entitled to vote at the Corporation's Special Meeting to be held at 10 East 50th Street, New York, New York, 10022 at 10:00 a.m. Eastern time on the 11th day of December, 1998, including any adjournment thereof, upon such business as may properly be brought before the Meeting.

No. 1 To approve an Agreement and Plan of Reorganization between the Corporation, on behalf of the UBS Fund, and The Brinson Funds, on behalf of the U.S. Equity Fund series (the "Brinson Fund"), that provides for the acquisition of substantially all of the assets and liabilities of the UBS Fund in exchange for the Brinson U.S. Equity Fund Class I shares of the Brinson Fund, the distribution of such shares to the shareholders of the UBS Fund, and the dissolution of the UBS Fund.

                         FOR        AGAINST         ABSTAIN
                         ---        -------         -------
                         [_]          [_]             [_]



No. 2 To vote upon any other business which may legally come before the meeting.

                              GRANT      WITHHOLD
                              -----      --------
                               [_]          [_]

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF THE UBS FUND OF THE CORPORATION PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH THE BRINSON FUNDS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT THEREON. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


                                    Dated:______________________________________


                                    ____________________________________________
                                    Signature


                                    ____________________________________________
                                    Print Name


                                    ____________________________________________
                                    Signature


                                    ____________________________________________
                                    Print Name

                                    NOTE:  Please sign exactly as your name
                                    appears on the proxy.  If signing for
                                    estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                      STATEMENT OF ADDITIONAL INFORMATION

                               THE BRINSON FUNDS

                 RELATING TO THE ACQUISITION OF THE ASSETS OF
           UBS VALUE EQUITY FUND OF UBS PRIVATE INVESTOR FUNDS, INC.


          This Statement of Additional Information relates specifically to the proposed acquisition of substantially all of the assets of the UBS Value Equity Fund (the "UBS Fund") of UBS Private Investor Funds, Inc. (the "Corporation") by the U.S. Equity Fund (the "Brinson Fund") of The Brinson Funds (the "Transaction").

          This Statement of Additional Information consists of this Cover Page and the following documents, which are attached and incorporated by reference:

          . The Statement of Additional Information relating to the prospectus of the Brinson U.S. Equity Fund Class I shares of the Brinson Fund, dated September 15, 1998, which includes the audited financial statements for the fiscal year ended June 30, 1998 for the Brinson Fund. Such prospectus is included in the Prospectus/Proxy Statement dated October 26, 1998.

          . The Annual Report to Shareholders of the UBS Fund, containing audited financial statements for the fiscal year ended December 31, 1997, and including the Annual Report to Shareholders of the UBS Value Equity Portfolio (the "UBS Portfolio") of UBS Investor Portfolios Trust, containing audited financial statements for the fiscal year ended December 31, 1997.

          . The Semi-Annual Report to Shareholders of the UBS Fund for the period ended June 30, 1998, and including the Semi-Annual Report to Shareholders of the UBS Portfolio for the period ended June 30, 1998.

          This Statement of Additional Information is not a Prospectus; a Prospectus/Proxy Statement dated October 26, 1998, relating to the Transaction may be obtained from the Trust, 209 South LaSalle Street, Chicago, Illinois 60604, (800) 448-2430. This document should be read in conjunction with such Prospectus/Proxy Statement. The date of this Statement of Additional Information is October 26, 1998.

                                      32